UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

HERITAGE INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36462	45-5338504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 McCormick Drive, Suite 300 Clearwater, Florida	33759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HRTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Conditions.

On November 2, 2020, Heritage Insurance Holdings, Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) & (d)

On November 2, 2020, the Company announced that Bruce Lucas, the Company’s co-founder, Chairman of the Board of Directors of the Company (the “Board”) and Chief Executive Officer of the Company (“CEO”), will retire effective November 30, 2020 but will remain with the Company as an executive consultant through 2021. Ernie Garateix, 49, the Company’s Chief Operating Officer (“COO”), has been promoted to CEO and will join the Board as a director, each effective November 30, 2020. Mr. Garateix has served as COO since 2014 and joined the Company in 2012 as an Executive Vice President. Prior to joining the Company, Mr. Garateix served as Vice President for American Integrity Insurance Group from 2007 to 2012. In addition, the Company announced that Richard Widdicombe, 62, the Company’s co-founder, has been named Chairman of the Board, effective November 30, 2020 and will continue to serve as President of the Company. Mr. Widdicombe has served on the Board and as President of the Company since its inception in 2012. Mr. Widdicombe also served as CEO from 2012 to 2014. No compensation decisions have been made in connection with these events and additional information will be disclosed when those decisions are made. As employees of the Company, neither Mr. Garateix nor Mr. Widdicombe will be eligible to participate in the Company’s non-employee director compensation arrangement.

A copy of the press release announcing the foregoing events is attached hereto as Exhibit 99.2.

There are no arrangements or understandings between either of Mr. Garateix or Mr. Widdicombe and any other persons with respect to their respective appointments. Neither Mr. Garateix nor any of his immediate family members has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K. A description of a transaction between an immediate family member of Mr. Widdicombe and the Company that is reportable under Item 404(a) of Regulation S-K is described in the Company’s Definitive Proxy Statement filed on April 28, 2020 under the heading “Certain Relationships and Related Party Transactions.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Current Report on Form 8-K.

No.	Exhibit

99.1	Press Release dated November 2, 2020.

99.2	Press Release dated November 2, 2020.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: November 2, 2020	By:	/s/ Bruce Lucas
Bruce Lucas Chairman and Chief Executive Officer

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